UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 29, 2015

HALLMARK FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Hallmark Financial Services, Inc. (the “Company”) was held on May 29, 2015. Of the 19,218,388 shares of common stock of the Company entitled to vote at the meeting, 16,463,539 shares were represented at the Annual Meeting in person or by proxy.

Item 1 – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Against Or Withheld	Abstentions and Broker Non-Votes
Mark E. Schwarz	15,977,386	17,807	468,346
Scott T. Berlin	14,274,256	1,720,937	468,346
James H. Graves	14,434,299	1,560,894	468,346
Jim W. Henderson	15,692,706	302,487	468,346

Item 2 – Advisory Vote on Say-On-Pay Resolution

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2015 Proxy Statement, including the compensation tables and narrative discussion.”

At the Annual Meeting, 15,870,888 shares were voted in favor of the Say-On-Pay Resolution; 331,722 shares were voted against the Say-On-Pay Resolution; and 260,929 shares abstained from voting or were broker non-votes on the Say-On-Pay Resolution.

Item 3 – Approval of 2015 Long Term Incentive Plan

The Board of Directors also submitted to the shareholders for approval the 2015 Long Term Incentive Plan of the Company (the “2015 LTIP”). At the Annual Meeting, 15,997,307 shares were voted in favor of approval of the 2015 LTIP; 450,493 shares were voted against approval of the 2015 LTIP; and 15,739 shares abstained from voting or were broker non-votes on approval of the 2015 LTIP.

Other Matters

No other matters were voted on at the Annual Meeting.

Item 8.01	Other Events

In accordance with the majority vote at the Company’s 2011 Annual Meeting of Shareholders, the board of directors has determined to provide the shareholders an opportunity to approve executive compensation every year. Accordingly, a non-binding, advisory vote on a resolution approving executive compensation will again be submitted to shareholders at the 2016 Annual Meeting of Shareholders.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

10.1	Hallmark Financial Services, Inc. 2015 Long Term Incentive Plan

10.2	Form of Incentive Stock Option Grant Agreement

10.3	Form of Non-Qualified Stock Option Grant Agreement

10.4	Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date:	June 1, 2015	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Accounting Officer